APOLLO DIVERSIFIED CREDIT FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2023 (Unaudited)

		Spread		Maturity	Principal	Value
Description	Country	Above Index	Rate	Date	Amount	(Note 2)(a)
BANK LOANS (88.81%)(b)(c)

AEROSPACE & DEFENSE (3.07%)
Forming Machining Industries Holdings LLC, Second Lien Initial Term Loan	United States	1M SOFR + 8.25%	13.82%	10/09/26	$310,000	$224,750
MRO Holdings, Inc., First Lien Term Loan (d)(e)	United States	3M US SL + 6.25%	11.91%	12/18/28	9,967,213	9,992,131
Peraton Corp., First Lien B Term Loan (e)	United States	3M SOFR + 3.75%	9.17%	02/01/28	6,386,279	6,380,978
Vertex Aerospace Services Corp., First Lien Term Loan (e)	United States	3M SOFR + 3.50%	8.93%	12/06/28	5,859,271	5,868,617
						22,466,476
AUTOMOTIVE (0.14%)
Dodge Construction Network LLC, Second Lien Term Loan	United States	3M SOFR + 8.25%	13.79%	02/25/30	1,513,158	1,044,079

BANKING, FINANCE, INSURANCE & REAL ESTATE (11.61%)
Apex Group Treasury LLC, First Lien Term Loan (e)	United States	3M SOFR + 5.00%	10.31%	07/27/28	4,652,344	4,663,975
HIG Finance 2 Limited, First Lien Term Loan (d)(e)	United Kingdom	3M SOFR + 5.25%	10.58%	11/12/27	23,000,000	23,000,000
Higginbotham Insurance Agency, Inc., Delayed Draw, First Lien Term Loan, AMD1 (d)	United States	3M SOFR + 5.50%	10.92%	11/25/26	625,452	625,452
Higginbotham Insurance Agency, Inc., Delayed Draw, First Lien Term Loan, AMD3 (d)(f)	United States	SOFR + 5.50%		11/24/28	2,222,222	2,200,000
Higginbotham Insurance Agency, Inc., First Lien Term Loan, AMD1 (d)	United States	3M SOFR + 5.50%	10.92%	11/24/28	2,145,290	2,145,290
Howden, First Lien B Term Loan	United Kingdom	3M SOFR + 4.00%	9.32%	04/18/30	3,890,450	3,896,539
Insight XI, First Lien Term Loan (d)(g)	Cayman Islands	3M SOFR + 3.85%	9.17%	08/28/24	19,000,000	19,000,000
Paisley Bidco Limited, Delayed Draw, First Lien Term Loan (d)(f)	United Kingdom	3M SONIA + 6.50%	10.53%	03/17/28	£7,500,000	9,150,805
Project Antelope B1 Delayed Draw (3.75% PIK) (d)(g)	France	6M EUR L + 6.50%	10.47%	04/18/30	€4,473,333	4,646,667
Project Antelope B2 Delayed Draw (3.75% PIK) (d)(f)(g)	France	EUR L + 6.50%		04/18/30	526,667	547,074
Project Antelope B3 Delayed Draw (3.75% PIK) (d)(f)(g)	France	EUR L + 6.25%		04/18/30	1,243,611	1,291,799
Safe-Guard Incremental, First Lien Term Loan (d)	United States	3M SOFR + 6.00%	11.42%	01/27/27	$8,977,500	8,775,506
Safe-Guard, First Lien Term Loan (d)	United States	3M SOFR + 6.00%	11.42%	01/27/27	1,914,894	1,871,808
VEPF VII Holdings, LP, First Lien Term Loan (d)(g)	United States	3M SOFR + 4.50%	9.92%	02/28/28	3,136,201	3,147,177
						84,962,092
BEVERAGE, FOOD & TOBACCO (0.68%)
Market Bidco Ltd., First Lien Term Loan	United Kingdom	6M EUR L + 4.75%	8.53%	11/04/27	€5,000,000	4,974,890

CAPITAL EQUIPMENT (1.13%)(d)
Enstall Group B.V., First Lien Term Loan	Netherlands	3M EUR L + 6.00%	9.72%	08/30/28	6,000,000	6,216,631

		Spread		Maturity	Principal	Value
Description	Country	Above Index	Rate	Date	Amount	(Note 2)(a)
CAPITAL EQUIPMENT(d) (continued)
Esdec Solar Group B.V. 1L, First Lien Term Loan (f)	Netherlands	EUR L + 6.00%		08/30/28	€2,000,000	$2,072,210
						8,288,841
CHEMICALS, PLASTICS, & RUBBER (2.90%)
Deccan Holdings B.V. (1.75% PIK), First Lien Term Loan (d)(g)	India	3M SOFR + 1.75%	12.66%	09/16/25	$3,366,382	3,391,630
LSF11 A5 HoldCo LLC, First Lien Term Loan (e)	United States	3M SOFR + 4.25%	9.67%	10/15/28	10,433,449	10,316,072
Neptune Husky US Bidco, LLC, First Lien Term Loan (e)	Luxembourg	3M SOFR + 5.00%	10.54%	01/03/29	3,816,066	2,804,808
Olympus Water US Holding Corp., First Lien B Term Loan (e)	United States	3M SOFR + 3.75%	9.40%	11/09/28	3,939,080	3,892,658
Olympus Water US Holding Corp., First Lien Term Loan (e)	United States	3M SOFR + 4.50%	9.99%	11/09/28	812,739	811,085
						21,216,253
CONSTRUCTION & BUILDING (0.16%)
LSF10 XL Bidco S.C.A., First Lien Facility B4 Term Loan	Luxembourg	6M EUR L + 4.18%	8.15%	04/12/28	€1,280,206	1,169,341

CONSUMER GOODS: DURABLE (0.22%)(e)
Varsity Brands Holding Co., Inc., First Lien Term Loan	United States	3M SOFR + 5.00%	10.43%	12/15/26	$1,603,870	1,573,132

CONSUMER GOODS: NON-DURABLE (5.28%)
ABG Intermediate Holdings 2, First Lien B2 Term Loan (e)	United States	3M SOFR + 4.00%	9.42%	12/21/28	3,945,679	3,950,631
ABG Intermediate Holdings 2, First Lien Delayed Draw Term Loan (e)(f)	United States	SOFR + 4.00%		12/21/28	754,321	755,268
ABG Intermediate Holdings 2, First Lien Term Loan (e)	United States	3M SOFR + 3.50%	8.92%	12/21/28	3,593,786	3,594,109
ABG Intermediate Holdings 2, Second Lien Term Loan	United States	3M SOFR + 6.00%	11.42%	12/20/29	136,559	137,925
Altern Marketing Revolver, First Lien Term Loan (d)(f)	United States	SOFR + 6.00%		06/13/28	1,134,454	1,120,273
Altern Marketing, First Lien Term Loan (d)(e)	United States	3M SOFR + 6.00%	11.41%	06/13/28	7,865,546	7,747,563
Iconix, First Lien Term Loan (d)	United States	3M SOFR + 6.00%	11.54%	08/22/29	2,415,385	2,385,192
KDC US Holdings, Inc., First Lien Term Loan (e)	Canada	3M SOFR + 5.00%	10.32%	08/15/28	9,425,321	9,109,573
Revlon, Revolver, First Lien Term Loan (d)(f)	United States	SOFR + 4.50%		05/02/26	10,000,000	9,875,000
						38,675,534
CONTAINERS, PACKAGING & GLASS (2.76%)(e)
Mauser Packaging Solutions Holding Company, First Lien Term Loan	United States	3M SOFR + 4.00%	9.32%	08/14/26	6,741,897	6,746,953
Tekni-Plex, Inc., First Lien Term Loan	United States	3M SOFR + 5.25%	10.64%	09/15/28	1,237,951	1,238,465
Tekni-Plex, Inc., First Lien Tranche B-3 Initial Term Loan	United States	3M SOFR + 4.00%	9.65%	09/15/28	3,341,311	3,334,813
Trident TPI Holdings, Inc., First Lien 2018 Dollar Term Loan	United States	3M SOFR + 4.50%	9.89%	09/15/28	8,868,225	8,868,224
						20,188,455
ENERGY: OIL & GAS (0.00%) (d)(h)
AMH Litigation Trust, First Lien Delayed Draw Term Loan	United States			06/08/25	1,118	–

		Spread		Maturity	Principal	Value
Description	Country	Above Index	Rate	Date	Amount	(Note 2)(a)
ENERGY: OIL & GAS (d)(h) (continued)
AMH Litigation Trust, First Lien Delayed Draw Term Loan	United States			06/06/25	$1,044	$–
						–
ENVIRONMENTAL INDUSTRIES (0.99%)(d)
Ruler BidCo B1, First Lien Term Loan	Luxembourg	6M EUR L + 6.50%	10.12%	05/02/30	€3,951,573	4,073,356
Ruler BidCo B2, First Lien Term Loan	Luxembourg	6M SOFR + 6.50%	11.53%	05/02/30	$1,618,319	1,585,952
Ruler BidCo Delayed Draw, First Lien Term Loan (f)	Luxembourg	EUR L + 6.50%		05/02/30	€1,568,000	1,616,324
						7,275,632
HEALTHCARE & PHARMACEUTICALS (12.11%)
Advarra Holdings, Inc., First Lien Delayed Draw Term Loan (d)(e)(f)	United States	SOFR + 5.25%		08/24/29	$1,243,180	1,236,965
Advarra Holdings, Inc., First Lien Term Loan (d)(e)	United States	3M SOFR + 5.25%	10.58%	08/24/29	13,653,643	13,585,375
AthenaHealth Group, Inc., First Lien Term Loan (e)	United States	3M SOFR + 3.25%	8.57%	02/15/29	9,312,027	9,163,640
Bausch Health Americas, Inc., First Lien Term Loan (e)	United States	3M SOFR + 5.25%	10.66%	02/01/27	5,265,883	4,299,725
CHG Healthcare Services, First Lien Term Loan (e)	United States	3M SOFR + 3.25%	8.68%	09/29/28	5,427,135	5,411,424
Corpuls, First Lien Term Loan (d)	Germany	6M EUR L + 7.00%	10.97%	06/30/30	€4,000,000	4,176,138
Inovalon, First Lien Term Loan (2.75% PIK)(d)(e)(g)	United States	3M SOFR + 3.50%	9.14%	11/24/28	$10,281,748	10,076,113
Inovalon, Second Lien Term Loan (15.46% PIK)(d)(g)	United States	3M SOFR + 10.50%	16.18%	11/25/33	116,371	114,044
Keystone Acquisition, First Lien Term Loan (d)(f)	United States	SOFR + 6.50%		12/17/27	1,000,000	965,000
Keystone Acquisition, Revolver, First Lien Term Loan (d)(e)	United States	3M SOFR + 6.50%	11.81%	12/15/28	8,932,500	8,619,863
LSCS Holdings/Eversana, First Lien Term Loan (e)	United States	1M SOFR + 4.50%	9.93%	12/16/28	3,647,044	3,602,368
Milano Acquisition Corp., First Lien B Term Loan (e)	United States	3M SOFR + 4.00%	9.49%	10/01/27	6,842,102	6,692,431
Phoenix Newco, Inc., First Lien Term Loan (e)	United States	3M SOFR + 3.25%	8.68%	11/15/28	3,482,323	3,462,143
Project Dolphin, First Lien Term Loan (d)	United Kingdom	3M SONIA + 6.50%	11.79%	11/18/29	£5,000,000	5,993,777
Tivity Health, Inc., First Lien Term Loan (d)	United States	3M SOFR + 6.00%	11.39%	06/28/29	$7,443,750	7,350,703
Zest Acquisition Corp., First Lien Term Loan (e)	United States	3M SOFR + 5.50%	10.82%	02/08/28	3,970,000	3,905,507
						88,655,216
HIGH TECH INDUSTRIES (17.49%)
Access Group, First Lien Delayed Draw Term Loan (4.00% PIK)(d)(g)	United Kingdom	3M SONIA + 5.00%	10.19%	06/28/29	£2,057,000	2,465,840
Access Group, First Lien Term Loan (4.00% PIK)(d)(g)	United Kingdom	3M SONIA + 5.00%	10.19%	06/28/29	3,943,000	4,726,693
Anaplan Inc., First Lien Term Loan (d)(e)	United States	3M SOFR + 6.50%	11.82%	06/21/29	$9,417,548	9,464,636
Anaplan Inc., Revolver, First Lien Term Loan (d)(f)	United States	SOFR + 6.50%		06/21/28	582,452	585,364
Auctane, Inc., First Lien Term Loan (d)(e)	United States	3M SOFR + 5.75%	11.17%	10/05/28	9,899,497	9,899,497
Avalara Inc., First Lien Term Loan (d)	United States	3M SOFR + 7.25%	12.64%	10/19/28	18,181,818	17,954,545
Avalara Inc., Revolver, First Lien Term Loan (d)(f)	United States	SOFR + 7.25%		10/19/28	1,818,182	1,795,455
Certinia, First Lien Term Loan (d)(e)	United States	3M SOFR + 7.25%	12.68%	08/03/29	3,529,412	3,423,529
Certinia, Revolver, First Lien Term Loan (d)(f)	United States	SOFR + 7.25%		08/04/29	470,588	456,471

		Spread		Maturity	Principal	Value
Description	Country	Above Index	Rate	Date	Amount	(Note 2)(a)
HIGH TECH INDUSTRIES (continued)
Coupa Holdings LLC, Delayed Draw, First Lien Term Loan (d)(f)	United States	SOFR + 7.50%		02/27/30	$539,886	$525,039
Coupa Holdings LLC, First Lien Term Loan (d)(e)	United States	3M SOFR + 7.50%	12.82%	02/27/30	6,046,728	5,880,443
Coupa Holdings LLC, Revolver, First Lien Term Loan (d)(f)	United States	SOFR + 7.50%		02/27/29	413,386	402,018
DCert Buyer, Inc., First Lien Initial Term Loan (e)	United States	3M SOFR + 4.00%	9.32%	10/16/26	5,435,879	5,410,575
Dcert Buyer, Inc., Second Lien First Amendment Refinancing Term Loan	United States	1M SOFR + 7.00%	12.32%	02/19/29	1,403,693	1,317,134
Falcon, First Lien Term Loan (d)(e)	United States	3M SOFR + 6.00%	11.39%	09/29/30	9,906,832	9,659,161
Falcon, Revolver, First Lien Term Loan (d)(f)	United States	SOFR + 6.00%		09/29/29	1,093,168	1,065,839
Flexera Software LLC, First Lien Term Loan (e)	United States	3M SOFR + 3.75%	9.18%	03/03/28	5,401,742	5,369,412
Imperva, Inc., First Lien Term Loan (e)	United States	3M SOFR + 4.00%	9.63%	01/12/26	6,399,743	6,419,742
Sovos Compliance LLC, First Lien Initial Term Loan (e)	United States	3M SOFR + 4.50%	9.93%	08/11/28	6,889,946	6,792,488
Tibco Software, Inc., First Lien Term Loan (e)	United States	3M SOFR + 4.50%	9.99%	09/29/28	9,943,918	9,566,895
UKG, Inc., First Lien Initial Term Loan (e)	United States	3M SOFR + 3.75%	9.22%	05/04/26	4,440,973	4,441,683
UKG, Inc., First Lien Term Loan (e)	United States	3M SOFR + 3.25%	8.76%	05/04/26	128,195	127,977
Zendesk Delayed Draw, First Lien Term Loan (3.00% PIK)(d)(f)(g)	United States	SOFR + 6.50%		11/22/28	3,695,652	3,695,652
Zendesk Revolver, First Lien Term Loan (d)(f)	United States	SOFR + 6.50%		11/22/28	1,521,739	1,521,739
Zendesk Term Loan, First Lien Term Loan (3.50% PIK)(d)(g)	United States	3M SOFR + 6.75%	12.15%	11/22/28	15,042,747	15,042,747
						128,010,574
HOTEL, GAMING & LEISURE (4.25%)
CircusTrix LLC, Delayed Draw, First Lien Term Loan (d)(f)	United States	SOFR + 6.75%		07/18/28	537,634	524,194
CircusTrix LLC, First Lien Term Loan (d)	United States	3M SOFR + 6.75%	12.08%	07/18/28	4,193,548	4,088,710
CircusTrix LLC, Revolver, First Lien Term Loan (d)(f)	United States	SOFR + 6.75%		07/18/28	268,817	262,097
Life Time Group Holdings, Inc., First Lien B Term Loan	United States	3M SOFR + 4.75%	10.61%	01/15/26	7,000,000	7,026,250
NCL Corporation Ltd., Backstop Notes Bridge, First Lien Term Loan (d)(f)(h)	United States			02/22/24	2,080,000	2,080,000
NCL Corporation Ltd., First Lien B Term Loan (d)(f)(h)	United States			02/22/24	3,460,000	3,460,000
Playa Hotels & Resorts B.V., First Lien B Term Loan (e)	United States	3M SOFR + 4.25%	9.58%	01/05/29	6,733,613	6,743,949
Scientific Games Holdings LP, First Lien Term Loan (e)	United States	3M SOFR + 3.50%	8.91%	04/04/29	6,944,925	6,914,540
						31,099,740
MEDIA: ADVERTISING, PRINTING & PUBLISHING (3.48%)
Associations Inc.,, First Lien Term Loan (2.50% PIK)(d)(g)	United States	1M SOFR + 6.50%	12.18%	07/02/27	3,096,211	3,096,211
Houghton Mifflin Harcourt Co., First Lien Term Loan (e)	United States	3M SOFR + 5.25%	10.67%	04/09/29	4,078,142	3,870,850
McGraw-Hill Education, Inc., First Lien Term Loan (e)	United States	1M SOFR + 4.75%	10.18%	07/28/28	6,139,996	6,037,028
R.R. Donnelley & Sons Company, First Lien B Term Loan	United States	3M SOFR + 7.25%	12.67%	03/17/28	12,429,468	12,452,773
						25,456,862

		Spread		Maturity	Principal	Value
Description	Country	Above Index	Rate	Date	Amount	(Note 2)(a)
MEDIA: BROADCASTING & SUBSCRIPTION (0.89%)(e)
CSC Holdings LLC, First Lien March 2017 Refinancing Term Loan	United States	3M US SL + 2.25%	7.70%	07/17/25	$6,740,250	$6,549,636

RETAIL (1.31%)
Bellis Acquisition Company PLC, First Lien B Term Loan	United Kingdom	6M EUR L + 2.75%	6.88%	02/16/26	€3,000,000	3,108,157
EG Group Limited, TL, First Lien Term Loan	United Kingdom	3M EUR L + 4.00%	7.86%	02/07/25	6,262,772	6,455,783
Mahwah Bergen Retail Group, Inc., First Lien Tranche B Term Loan (i)	United States	3M US SL + 4.50%	5.25%	08/21/22	$1,435,369	6,287
						9,570,227
SERVICES: BUSINESS (13.40%)
Acuity, First Lien Delayed Draw Term Loan (d)	United Kingdom	3M SOFR + 5.25%	10.33%	06/07/29	1,137,500	1,117,594
Acuity, First Lien Term Loan (d)	United Kingdom	3M SOFR + 5.25%	10.33%	06/07/29	6,362,500	6,251,156
BDO USA, Term Loan, First Lien Term Loan (d)(e)	United States	3M SOFR + 6.00%	11.32%	08/31/28	22,000,000	21,560,000
Coretrust, First Lien Delayed Draw Term Loan (d)(f)	United States	SOFR + 6.75%		10/01/29	789,474	765,789
Coretrust, First Lien Revolver Loan Term Loan (d)(f)	United States	SOFR + 6.75%		10/01/29	789,474	765,789
Coretrust, First Lien Term Loan (d)	United States	3M SOFR + 6.75%	12.07%	10/01/29	5,393,947	5,232,129
Deerfield Dakota Holding LLC, First Lien Term Loan (e)	United States	3M SOFR + 3.75%	9.14%	04/09/27	5,928,649	5,794,038
eResearchTechnology, Inc., First Lien Initial Term Loan (e)	United States	1M SOFR + 4.50%	9.93%	02/04/27	6,325,533	6,219,359
GBT Group Services B.V., First Lien Term Loan (4.00% PIK)(g)	Netherlands	3M SOFR + 6.75%	12.26%	12/16/26	15,000,000	15,037,500
Ichnaea, First Lien Term Loan B(d)	United Kingdom	3M SONIA + 6.00%	11.19%	10/05/29	5,000,000	5,917,521
Planet US Buyer LLC, First Lien Term Loan (d)(e)	United States	3M SOFR + 6.75%	12.12%	02/01/30	6,449,074	6,287,847
Planet US Buyer LLC, Revolver, First Lien Term Loan (d)(f)	United States	SOFR + 6.75%		02/01/28	518,519	505,556
Polaris Newco LLC, First Lien Term Loan (e)	United States	3M SOFR + 4.00%	9.43%	06/02/28	6,915,680	6,639,053
Project Ruby Ultimate Parent Corp., First Lien Closing Date Term Loan (e)	United States	1M SOFR + 3.25%	8.68%	03/10/28	1,989,796	1,968,028
Valor, Inc., EUR, First Lien Term Loan (1.73% PIK)(d)(g)	United Kingdom	6M EUR L + 5.40%	9.37%	07/11/29	€1,410,281	1,446,289
Valor, Inc., First Lien Delayed Draw Term Loan, Add-On (1.73% PIK)(d)(f)(g)	United Kingdom	EUR L + 6.25%		07/11/29	3,000,000	3,076,598
Valor, Inc., First Lien Delayed Draw Term Loan (1.73% PIK)(d)(f)(g)	United Kingdom	6M EUR L + 5.75%	10.59%	07/11/29	1,750,000	1,794,682
Valor, Inc., GBP, First Lien Term Loan (1.73% PIK)(d)(g)	United Kingdom	3M SONIA + 5.40%	10.59%	07/11/29	£2,295,636	2,716,894
Wellsky, First Lien Term Loan (d)	United States	3M SOFR + 5.75%	11.18%	03/10/28	$4,962,500	4,950,094
						98,045,916
SERVICES: CONSUMER (1.62%)(e)
Delivery Hero SE, First Lien Term Loan	Korea, South	3M SOFR + 5.75%	11.17%	08/12/27	5,037,400	5,062,587
Mavis Tire Express Services Topco Corp., First Lien Initial Term Loan	United States	3M SOFR + 4.00%	9.43%	05/04/28	6,791,681	6,783,192
						11,845,779
TELECOMMUNICATIONS (2.84%)
CommScope, Inc., First Lien Term Loan (e)	United States	3M SOFR + 3.25%	8.68%	04/06/26	15,108,727	14,145,546

		Spread		Maturity	Principal	Value
Description	Country	Above Index	Rate	Date	Amount	(Note 2)(a)
TELECOMMUNICATIONS (continued)
TDC Net Term Loan A, First Lien Term Loan (d)	Denmark	6M EUR L + 1.50%	5.28%	01/31/24	€529,081	$525,809
TDC Net Term Loan B, First Lien Term Loan (d)	Denmark	6M EUR L + 1.50%	5.28%	01/29/27	695,143	690,843
Zacapa SARL, First Lien B Term Loan (e)	Luxembourg	6M SOFR + 4.00%	9.39%	03/22/29	$5,437,605	5,406,583
						20,768,781
TRANSPORTATION: CARGO (2.09%)(d)
Channelside LLC, Delayed Draw, First Lien Term Loan (e)(f)	United States	SOFR + 6.75%		07/01/28	130,000	128,050
Channelside LLC, Revolver, First Lien Term Loan (e)(f)	United States	SOFR + 6.75%		07/01/26	333,333	328,333
Channelside, First Lien Term Loan (e)	United States	3M SOFR + 6.75%	12.08%	06/30/28	3,528,537	3,475,609
Swissport, First Lien Term Loan	Luxembourg	6M EUR L + 7.25%	11.22%	09/30/27	€11,000,000	11,368,082
						15,300,074
WHOLESALE (0.39%)(e)
LBM Acquisition LLC, First Lien Term Loan	United States	3M SOFR + 3.75%	9.17%	12/17/27	$2,916,989	2,854,011

TOTAL BANK LOANS
(Cost $647,203,137)						649,991,541

CORPORATE BONDS (32.05%)
AEROSPACE & DEFENSE (0.51%)(e)(j)(k)
Allegiant Travel Co.	United States		8.50%	02/05/24	$3,722,000	3,731,550

AUTOMOTIVE (1.36%)(g)(j)(k)
Carvana Co., (12.00% PIK)	United States		9.00%	12/01/28	2,969,000	2,331,630
Carvana Co., (13.00% PIK)	United States		9.00%	06/01/30	4,454,000	3,507,525
Carvana Co., (14.00% PIK)	United States		9.00%	06/01/31	5,270,000	4,090,837
						9,929,992
BANKING, FINANCE, INSURANCE & REAL ESTATE (2.89%)
Encore Capital Group, Inc. (j)(k)	United States		4.25%	06/01/28	£672,000	658,873
Global Atlantic Fin Co. (j)(k)	United States		3.13%	06/15/31	$4,855,000	3,458,881
Global Atlantic Fin Co. (j)(k)	United States		7.95%	06/15/33	3,071,000	2,949,032
Kane Bidco, Ltd.(d)(k)	United Kingdom	3M SONIA + 6.25%	11.47%	02/15/28	£10,000,000	11,957,052
Kane Bidco, Ltd., Series REGs (j)	United Kingdom		5.00%	02/15/27	€1,000,000	1,003,206
Kane Bidco, Ltd. (j)	United Kingdom		6.50%	02/15/27	£1,000,000	1,117,488
						21,144,532
BEVERAGE, FOOD & TOBACCO (0.69%)(j)(k)
Market Bidco Finco PLC	United Kingdom		5.50%	11/04/27	4,870,000	5,058,433

CHEMICALS, PLASTICS, & RUBBER (0.75%)(j)(k)
Olympus Water US Holding Corp.(e)	United States		7.13%	10/01/27	$3,750,000	3,497,478
Olympus Water US Holding Corp.	United States		9.75%	11/15/28	2,000,000	1,998,750
						5,496,228
CONSTRUCTION & BUILDING (0.23%)(j)(k)
K Hovnanian Enterprises, Inc.	United States		7.75%	02/15/26	1,624,000	1,657,112

		Spread		Maturity	Principal	Value
Description	Country	Above Index	Rate	Date	Amount	(Note 2)(a)
CONTAINERS, PACKAGING & GLASS (0.70%)(e)(j)(k)
LABL, Inc.	United States		9.50%	11/01/28	$5,000,000	$5,142,350

ENERGY: OIL & GAS (4.99%)
Alta Mesa Holdings LP / Alta Mesa Finance Services Corp.(i)(j)	United States			12/15/24	968,000	1,607
Energy Transfer LP, Series A(b)	United States	3M US SL + 4.03%	9.65%	02/15/72	3,774,000	3,533,408
Energy Transfer LP, Series H(b)	United States	5Y US T + 5.69%	6.50%	11/15/71	12,458,000	11,480,358
Moss Creek Resources Holdings, Inc.(j)(k)	United States		10.50%	05/15/27	10,000,000	10,062,500
Sitio Royalties Operating Partnership LP / Sitio Finance Corp.(j)(k)	United States		7.88%	11/01/28	4,000,000	4,014,000
Venture Global LNG, Inc.(e)(j)(k)	United States		8.13%	06/01/28	7,500,000	7,429,687
						36,521,560
FOREST PRODUCTS & PAPER (0.34%)(e)(j)(k)
Ahlstrom Holding 3 Oy	Finland		4.88%	02/04/28	3,000,000	2,508,965

HEALTHCARE & PHARMACEUTICALS (0.57%)(j)(k)
Bausch Health Companies., Inc.	United States		5.50%	11/01/25	4,410,000	3,919,388
US Acute Care Solutions LLC	United States		6.38%	03/01/26	266,000	229,092
						4,148,480
HIGH TECH INDUSTRIES (2.44%)(j)(k)
CA Magnum Holdings(e)	India		5.38%	10/31/26	4,899,000	4,350,410
Wolfspeed, Inc.(d)	United States		9.88%	06/23/30	14,000,000	13,484,800
						17,835,210
HOTEL, GAMING & LEISURE (2.91%)(j)
Allwyn Entertainment Financing UK PLC	Czech Republic		7.25%	04/30/30	€8,000,000	8,570,754
Loarre Investments SARL(k)	Luxembourg		6.50%	05/15/29	7,000,000	6,930,903
NCL Corporation Ltd., Series A(d)(k)	United States		9.75%	02/22/28	$3,460,000	3,596,670
Royal Caribbean Cruises, Ltd.(e)(k)	United States		8.25%	01/15/29	2,131,000	2,211,160
						21,309,487
MEDIA: ADVERTISING, PRINTING & PUBLISHING (1.64%)(j)(k)
Gannett Holdings LLC	United States		6.00%	11/01/26	7,500,000	6,468,750
McGraw-Hill Education, Inc.(e)(k)	United States		5.75%	08/01/28	6,367,000	5,509,089
						11,977,839
MEDIA: BROADCASTING & SUBSCRIPTION (3.27%)(j)
CCO Holdings LLC / CCO Holdings Capital Corp. (k)	United States		7.38%	03/01/31	4,000,000	3,864,537
Clear Channel Outdoor Holdings, Inc. (k)	United States		9.00%	09/15/28	6,205,000	6,158,928
CSC Holdings LLC(k)	United States		5.50%	04/15/27	5,238,000	4,498,132
CSC Holdings LLC(k)	United States		11.25%	05/15/28	3,617,000	3,612,479
Vmed O2 UK Financing I PLC	United Kingdom		4.50%	07/15/31	£6,026,000	5,777,590
						23,911,666
RETAIL (2.02%) (j)
Bellis Acquisition Company PLC	United Kingdom		3.25%	02/16/26	4,424,000	4,705,188
Douglas GmbH	Germany		6.00%	04/08/26	€2,000,000	2,054,285
eG Global Finance PLC	United Kingdom		6.25%	10/30/25	1,479,543	1,521,831
Guitar Center, Inc.(e)(k)	United States		8.50%	01/15/26	$7,501,000	6,535,171
						14,816,475
SERVICES: BUSINESS (2.35%) (j)
Advantage Sales & Marketing, Inc.(k)	United States		6.50%	11/15/28	7,679,000	6,615,843

		Spread		Maturity	Principal	Value
Description	Country	Above Index	Rate	Date	Amount	(Note 2)(a)
SERVICES: BUSINESS (continued)
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 SARL(e) (k)	United States		4.63%	06/01/28	$9,500,000	$7,932,500
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 SARL, Series Reg S	United States		3.63%	06/01/28	€3,000,000	2,624,056
						17,172,399
TELECOMMUNICATIONS (2.59%)(j)(k)
Frontier Communications Holdings LLC	United States		5.88%	10/15/27	$4,000,000	3,640,820
Frontier Communications Holdings LLC(e)	United States		8.75%	05/15/30	6,000,000	5,711,976
Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC(e)	United States		10.50%	02/15/28	9,837,000	9,646,408
						18,999,204
TRANSPORTATION: CONSUMER (0.61%)(j)(k)
Hertz Corp.	United States		4.63%	12/01/26	5,000,000	4,440,625

UTILITIES: ELECTRIC (1.19%)(b)
Edison International	United States	5Y US T + 3.864%	8.13%	06/15/53	8,711,000	8,740,250

TOTAL CORPORATE BONDS
(Cost $243,744,451)						234,542,357

CONVERTIBLE CORPORATE BONDS (0.67%)(d)(j)(k)

MEDIA: ADVERTISING, PRINTING & PUBLISHING (0.67%)
Gannett Co., Inc.	United States	6.00%		12/01/27	$5,000,000	4,934,980

TOTAL CONVERTIBLE CORPORATE BONDS
(Cost $5,165,333)						4,934,980

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)

COLLATERALIZED LOAN OBLIGATIONS (0.37%)
DEBT (0.37%)(b)(k)
Anchorage Credit Funding 13, Ltd., Series 2021-13A	Cayman Islands		6.84%	07/27/39	$350,000	265,279
Anchorage Credit Funding 13, Ltd., Series 2021-13A	Cayman Islands		6.92%	07/27/39	2,300,000	1,750,666
Anchorage Credit Funding 14, Ltd., Series 2021-14A	Cayman Islands		7.45%	01/21/40	850,000	666,668
						2,682,613
TOTAL COLLATERALIZED LOAN OBLIGATIONS
(Cost $3,343,676)						2,682,613

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
DEBT (continued)
COMMERCIAL REAL ESTATE LOANS (4.02%)(b)(k)
AREIT 2023-CRE8 LLC, Class C, Series 2023-CRE8	United States	1M SOFR + 4.02%	9.02%	07/17/28	$7,000,000	$6,976,221
MF1 2022-B1 LLC, Class A, Series 2022-B1	United States	1M SOFR + 2.396%	8.40%	11/17/37	8,000,000	8,047,720
MF1 2022-B1 LLC, Class B, Series 2022-B1	United States	1M SOFR + 3.278%	9.28%	11/17/37	100,000	99,908
MF1 2022-B1 LLC, Class C, Series 2022-B1	United States	1M SOFR + 4.027%	9.03%	11/17/37	1,034,000	1,025,694
MF1 2022-B1 LLC, Class D, Series 2022-B1	United States	1M SOFR + 4.527%	9.53%	11/17/37	142,000	137,472
MF1 2022-B1 LLC, Class E, Series 2022-B1	United States	1M SOFR + 5.376%	10.38%	11/17/37	724,000	697,559
PFP 2023-10, Ltd., Class C, Series 2023-10	Bermuda	1M SOFR + 4.12%	9.12%	09/16/38	2,500,000	2,494,456
VMC Finance 2023-PV1 LLC, Class A, Series 2023-PV1	United States	1M SOFR + 2.77%	7.77%	01/19/40	6,850,000	6,824,422
VMC Finance 2023-PV1 LLC, Class AS, Series 2023-PV1	United States	1M SOFR + 3.18%	8.18%	01/19/40	1,050,000	1,046,653
VMC Finance 2023-PV1 LLC, Class B, Series 2023-PV1	United States	1M SOFR + 3.58%	9.58%	01/19/40	800,000	797,394
VMC Finance 2023-PV1 LLC, Class C, Series 2023-PV1	United States	1M SOFR + 4.63%	10.63%	01/19/40	800,000	797,412
VMC Finance 2023-PV1 LLC, Class D, Series 2023-PV1	United States	1M SOFR + 6.78%	11.78%	01/19/40	500,000	498,413
						29,443,324
TOTAL COMMERCIAL REAL ESTATE LOANS
(Cost $29,288,865)						29,443,324

		Shares	Value

EQUITY INTEREST (0.00%)(d)(h)
ENERGY: OIL & GAS (0.00%)
Bruin Blocker LLC	United States	27,864	–

HOTEL, GAMING & LEISURE (0.00%)
Cineworld Group PLC Warrant, Strike Price $41.49	United States	84,898	–

TRANSPORTATION: CONSUMER (0.00%)
Bahia De Las Isletas A2	Spain	1,696	–
Bahia De Las Isletas A3	Spain	294	–
Bahia De Las Isletas B2	Spain	2,162	–
Bahia De Las Isletas B3	Spain	375	–
			–
TOTAL EQUITY INTEREST
(Cost $38,001)			0

	7-Day Yield	Shares	Value (Note 2)(a)
SHORT TERM INVESTMENT (8.59%)
Goldman Sachs Financial Square Government Fund	5.23%	62,899,774	$62,899,774

TOTAL SHORT TERM INVESTMENT
(Cost $62,899,774)			62,899,774

TOTAL INVESTMENTS (134.51%)
(Cost $991,683,237)	$984,494,589

Liabilities in Excess of Other Assets (-34.51%)	(252,576,820)
NET ASSETS (100.00%)	$731,917,769

Reference Rates:

3M US SL - 3 Month US synthetic LIBOR as of September 30, 2023 was 5.66%

3M EUR L - 3 Month EURIBOR as of September 30, 2023 was 3.95%

6M EUR L - 6 Month EURIBOR as of September 30, 2023 was 4.13%

1M US SOFR – 1 Month US SOFR as of September 30, 2023 was 5.32%

3M US SOFR – 3 Month US SOFR as of September 30, 2023 was 5.40%

3M SONIA - 3 Month SONIA as of September 30, 2023 was 5.29%

6M SONIA - 6 Month SONIA as of September 30, 2023 was 5.39%

5Y US T - 5 Year US Treasury rate as of September 30, 2023 was 4.60%

(a)	Investment holdings denominated in foreign currencies are converted to U.S. Dollars using period end spot rates.
(b)	Floating or variable rate security. The reference rate is described above. The rate in effect as of September 30, 2023 is based on the reference rate plus the displayed spread as of the security's last reset date.
(c)	“Bank Loans” are senior, secured loans made to companies whose debt is below investment grade as well as investments with similar economic characteristics. Senior Loans typically hold a first lien priority and, unless otherwise indicated, are required to pay interest at floating rates that are periodically reset by reference to a base lending rate plus a spread. In some instances, the rates shown represent the weighted average rate as of September 30, 2023. Senior Loans are generally not registered under the Securities Act of 1933 (the “1933 Act”) and often incorporate certain restrictions on resale and cannot be sold publicly. Senior Loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturity.
(d)	Security is classified as Level 3 in the Fund's fair value hierarchy (see Note 2).
(e)	Security or portion thereof pledge as collateral under the secured revolving credit facility entered into by CRDTX SPV I, LLC and Citibank N.A.

(f)	Investment was not funded as of September 30, 2023. The Fund had $48,818,573 at par value in unfunded commitments pursuant to Delayed Draw Term Loan facilities and unused Revolver capacities. The Consolidated Schedule of Investments records each of these investments as fully funded. A corresponding payable for investments purchased has also been recorded which represents the actual unfunded amount on the balance sheet date.

Unfunded Security	Total revolving and delayed draw loan commitments	Less: drawn commitments	Total undrawn commitments
ABG Intermediate Holdings 2, First Lien Delayed Draw Term Loan	$754,321	$–	$754,321
Advarra Holdings, Inc., First Lien Delayed Draw Term Loan	1,243,180	–	1,243,180
Altern Marketing Revolver, First Lien Term Loan	1,134,454	–	1,134,454
Anaplan Inc., Revolver, First Lien Term Loan	582,452	–	582,452
Avalara Inc., Revolver, First Lien Term Loan	1,818,182	–	1,818,182
Certinia, Revolver, First Lien Term Loan	470,588	–	470,588
Channelside LLC, Delayed Draw, First Lien Term Loan	130,000	–	130,000
Channelside LLC, Revolver, First Lien Term Loan	333,333	–	333,333
CircusTrix LLC, Delayed Draw, First Lien Term Loan	537,634	–	537,634
CircusTrix LLC, Revolver, First Lien Term Loan	268,817	–	268,817
Coretrust, First Lien Delayed Draw Term Loan	789,474	–	789,474
Coretrust, First Lien Revolver Loan Term Loan	789,474	–	789,474
Coupa Holdings LLC, Delayed Draw, First Lien Term Loan	539,886	–	539,886
Coupa Holdings LLC, Revolver, First Lien Term Loan	413,386	–	413,386
Esdec Solar Group B.V. 1L, First Lien Term Loan	2,114,500	–	2,114,500
Falcon, Revolver, First Lien Term Loan	1,093,168	–	1,093,168
Higginbotham Insurance Agency, Inc., Delayed Draw, First Lien Term Loan	2,222,222	–	2,222,222
Keystone Acqusition, First Lien Term Loan	1,000,000	–	1,000,000
NCL Corporation Ltd., Backstop Notes Bridge, First Lien Term Loan	2,080,000	–	2,080,000
NCL Corporation Ltd., First Lien B Term Loan	3,460,000	–	3,460,000
Paisley Bidco Limited, Delayed Draw, First Lien Term Loan	9,150,805	2,696,219	6,454,586
Planet US Buyer LLC, Revolver, First Lien Term Loan	518,519	–	518,519
Project Antelope B2 Delayed Draw (3.75% PIK)	556,818	–	556,818
Project Antelope B3 Delayed Draw (3.75% PIK)	1,314,808	–	1,314,808
Revlon, Revolver, First Lien Term Loan	10,000,000	3,353,846	6,646,154
Ruler BidCo Delayed Draw, First Lien Term Loan	1,657,768	–	1,657,768
Valor, Inc., First Lien Delayed Draw Term Loan, (1.73% PIK)	2,135,188	1,118,052	1,017,136
Valor, Inc., First Lien Delayed Draw Term Loan, Add-On (1.73% PIK)	3,660,322	–	3,660,322
Zendesk Delayed Draw, First Lien Term Loan, (3% PIK)	3,695,652	–	3,695,652
Zendesk Revolver, First Lien Term Loan	1,521,739	–	1,521,739
Total	$55,986,690	$7,168,117	$48,818,573

(g)	Paid in kind security which may pay interest in additional par.
(h)	Non-income producing security.
(i)	See Note 2 regarding defaulted securities.
(j)	Fixed rate security.
(k)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended (the "Securities Act") and Regulation S of the Securities Act. These securities may be sold in the ordinary course of business in transactions exempt from registration normally to qualified institutional buyers. As of September 30, 2023, the aggregate market value of such securities was $220,473,254, representing 30.12% of net assets.

Common Abbreviations:

B.V. - Besloten Vennootschap

CLO - Collateralized Loan Obligation

Co. - Company

EUR L or EURIBOR - Euro Interbank Offered Rate

GmbH - German Company with limited liability

L or LIBOR - London Interbank Offered Rate

LLC - Limited Liability Company

LLLP - Limited Liability Limited Partnership

LP - Limited Partnership

Ltd - Limited Company

PIK - Payment in Kind

PLC - Public Limited Company

Reg S - Regulation S

SARL - Société A Responsabilité Limitée

S.C.A - Société en Commandite par Actions

SONIA - Sterling Overnight Index Average

SOFR - Secured Overnight Financing Rate

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Settlement Date	Fund Receiving	Value	Fund Delivering	Value	Unrealized Appreciation/ (Depreciation)

Bank of New York Mellon	12/20/23	USD	75,082,933	EUR	74,438,981	$643,952
Bank of New York Mellon	12/20/23	USD	48,104,336	GBP	47,256,996	847,340
						$1,491,292

Bank of New York Mellon	12/20/23	USD	7,818,593	GBP	7,861,924	$(43,331)
						$(43,331)

See Notes to Quarterly Consolidated Portfolio of Investments.

Apollo Diversified Credit Fund

Notes to Quarterly Consolidated Schedule of Investments

September 30, 2023 (Unaudited)

1. ORGANIZATION

Apollo Diversified Credit Fund (formerly, Griffin Institutional Access Credit Fund) (the “Fund”) is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company. The Fund was organized as a statutory trust on April 5, 2016 under the laws of the State of Delaware. The Fund commenced operations on April 3, 2017 and is authorized to issue an unlimited number of shares with no par value. The Fund engages in a continuous offering of shares and operates as an interval fund that offers quarterly repurchases of shares at net asset value (“NAV”). The Fund’s investment adviser is Apollo Capital Credit Adviser, LLC (formerly, Griffin Capital Credit Advisor, LLC) (the “Adviser”). The Fund's investment sub-adviser is Apollo Credit Management, LLC (the "Sub-Adviser"). Both the Adviser and Sub-Adviser are affiliates of Apollo Global Management, Inc. and its consolidated subsidiaries. Both the Adviser and Sub-Adviser are registered as investment advisers with the SEC pursuant to the provisions of the Investment Advisers Act of 1940, as amended.

The Fund’s investment objective is to generate a return comprised of both current income and capital appreciation with an emphasis on current income with low volatility and low correlation to the broader markets. The Fund pursues its investment objective through a “multi-asset” approach centered around five key strategy pillars: (1) levered performing credit, (2) dislocated credit, (3) large scale origination, (4) structured credit and (5) other private credit strategies. The levered performing credit pillar primarily pursues liquid, performing senior secured corporate credit to generate total return. The dislocated credit pillar seeks to use contingent capital to pursue “dislocated” credit opportunities (e.g., stressed, performing assets across the credit spectrum that sell-off due to technical and/or non-fundamental reasons) in between traditional, passive investment mandates and “distressed-for-control” investment mandates. The large scale origination pillar targets large corporate and sponsor-backed issuers utilizing Apollo’s proprietary sourcing channel, primarily focused on first lien and unitranche loans. The structured credit pillar seeks out high-quality structured credit opportunities of various asset types, vintages, maturities, jurisdictions and capital structure priorities, including debt and equity tranches of collateralized loan obligations (“CLO”), commercial mortgage backed securities (“CMBS"), residential mortgage backed securities (“RMBS”), consumer and commercial asset backed securities (“ABS”), whole loans and regulatory capital relief transactions. The other private credit strategies pillar is expected to enable agile deployment into origination and propriety sourcing channels across the balance of sector and credit asset class expertise resident within the Apollo credit platform that may not be captured by the above pillars. This may include opportunities within asset classes covered by Apollo including, but not limited to, asset backed lending, special purpose acquisition companies (“SPACs”), aviation finance and credit secondaries. The Fund will invest, under normal market conditions, at least 80% of its net assets plus the amount of any borrowings and the liquidation preference of any preferred shares that may be outstanding ("Managed Assets") in debt securities, including, but not limited to, credit related investments such as fixed income securities (investment grade debt and high-yield-debt), floating rate securities (senior loans or structured credit) and other debt instruments and in derivatives (futures, forward contracts, foreign currency exchange contracts, call and put options, selling or purchasing credit default swaps, and total return swaps) and other instruments that have economic characteristics similar to such securities or investments.

The Fund currently offers Class A, Class C, Class I, Class L and Class M shares. Class A, Class C and Class I shares commenced operations on April 3, 2017. Class L shares commenced operations on September 5, 2017. Class F shares commenced operations on September 25, 2017 and are no longer offered except for reinvestment of dividends. Class M shares commenced operations on November 2, 2021. Class A and Class L shares are offered subject to a maximum sales charge of 5.75% and 4.25%, respectively, of their offering price. Class C, Class I, and Class M shares are offered at net asset value per share. Class C shares may be subject to a 1.00% contingent deferred sales charge on shares redeemed during the first 365 days after their purchase. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific service and distribution fees), and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation – The following is a summary of significant accounting policies followed by the Fund in preparation of its consolidated financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is considered an investment company following accounting and reporting guidance in Accounting Standards Codification (“ASC”) Topic 946 – Financial Services – Investment Companies. The preparation of the consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Fund Subsidiaries – During the period, certain investments of the Fund were held through wholly-owned subsidiaries. The Fund has a 100% ownership interest, consolidates, and has control over significant operating, financial, and monetary decisions of ADCF Alpine SPV, LLC (“Alpine SPV”), ADCF Zorro SPV, LLC (“Zorro SPV”), ADCF Lender, LLC (“ADCF Lender”), ADCF Mantle SPV, LLC (“Mantle SPV”), ADCF Germantown SPV, LLC (“Germantown SPV”), ADCF Titan SPV, LLC (f/k/a ADCF Certinia SPV, LLC) (“Titan SPV”), ADCF Newark SPV, LLC (“Newark SPV”), ADCF Lemon SPV, LLC (“Lemon SPV”), ADCF Opera SPV, LLC (“Opera SPV”), CRDTX SPV I, LLC (“Financing Subsidiary”), and GIACF Alternative Holdings, LLC (“Cayman SPV”) (together, the “Subsidiaries”). The primary purpose of the Subsidiaries is to facilitate the holding of certain investments of the Fund. For purposes of the Fund’s investment restrictions, guidelines and limitations, the Fund will aggregate direct investments with investment exposure provided by its Subsidiaries. The financial results of the Subsidiaries are included in the consolidated financial statements and financial highlights of the Fund and all investments held by the Subsidiaries are disclosed in the Consolidated Schedule of Investments. All accounts and transactions between the Fund and its Subsidiaries have been eliminated in consolidation.

Alpine SPV is a Limited Liability Company formed in accordance with the laws of the State of Delaware on June 3, 2022. The Fund is the managing and sole member of Alpine SPV pursuant to a limited liability company operating agreement. Alpine SPV, in accordance with the laws of the State of Delaware, was dissolved on March 15, 2023.

Zorro SPV is a Limited Liability Company formed in accordance with the laws of the State of Delaware on July 25, 2022. The Fund is the managing and sole member of Zorro SPV pursuant to a limited liability company operating agreement. Zorro SPV, in accordance with the laws of the State of Delaware, was dissolved on March 15, 2023.

ADCF Lender is a Limited Liability Company formed in accordance with the laws of the State of Delaware on July 28, 2022. The Fund is the managing and sole member of ADCF Lender pursuant to a limited liability company operating agreement.

Mantle SPV is a Limited Liability Company formed in accordance with the laws of the State of Delaware on December 14, 2022. The Fund is the managing and sole member of Mantle SPV pursuant to a limited liability company operating agreement. Mantle SPV, in accordance with the laws of the State of Delaware, was dissolved on April 27, 2023.

Germantown SPV is a Limited Liability Company formed in accordance with the laws of the State of Delaware on May 16, 2023. The Fund is the managing and sole member of Germantown SPV pursuant to a limited liability company operating agreement.

Titan SPV is a Limited Liability Company formed in accordance with the laws of the State of Delaware on July 13, 2023. The Fund is the managing and sole member of Titan SPV pursuant to a limited liability company operating agreement.

Newark SPV is a Limited Liability Company formed in accordance with the laws of the State of Delaware on August 2, 2023. The Fund is the managing and sole member of Newark SPV pursuant to a limited liability company operating agreement.

Lemon SPV is a Limited Liability Company formed in accordance with the laws of the State of Delaware on September 12, 2023. The Fund is the managing and sole member of Lemon SPV pursuant to a limited liability company operating agreement.

Opera SPV is a Limited Liability Company formed in accordance with the laws of the State of Delaware on September 26, 2023. The Fund is the managing and sole member of Opera SPV pursuant to a limited liability company operating agreement.

The Financing Subsidiary, a Delaware Limited Liability Company, was formed on November 27, 2018. The Fund and CRDTX SPV I, LLC, are party to a secured revolving credit facility with Citibank, N.A. The Fund is the managing and sole member of CRDTX SPV I, LLC pursuant to a limited liability company operating agreement and the Fund will remain the sole member and will continue to wholly own and control CRDTX SPV I, LLC. Assets pledged as collateral by CRDTX SPV I, LLC under the secured revolving credit facility with Citibank, N.A. are disclosed in the Consolidated Schedule of investments.

The Cayman SPV, a Cayman Islands exempted company, was formed on September 18, 2018. The Fund is the managing and sole member of the Cayman SPV pursuant to a limited liability company operating agreement. The Cayman SPV has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, the Cayman SPV is a Controlled Foreign Corporation, which generates and is allocated no income that is considered effectively connected with U.S. trade of business and, as such, is not subject to U.S. income tax. However, as a wholly-owned Controlled Foreign Corporation, the Cayman SPV’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income.

For purposes of the Fund’s investment restrictions, guidelines and limitations, the Fund will aggregate direct investments with investment exposure provided by its Subsidiaries.

Fund Valuation – The net asset value per share for the Fund is determined following the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. Each of the Fund’s share classes will be offered at net asset value plus the applicable sales load, if any. The Fund’s net asset value per share is calculated, on a class-specific basis, by dividing the value of the Fund’s net assets by the total number of shares outstanding. The Fund’s net asset value per share is calculated, on a class-specific basis, by dividing the value of the Fund’s total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received), less accrued expenses and other liabilities of the Fund, by the total number of shares outstanding.

Security Valuation – The Fund’s Board of Trustees (the “Board”) has adopted procedures pursuant to which the Fund will value its investments (the “Valuation Policy and Procedures”). In accordance with the Valuation Policy and Procedures, the Fund’s portfolio investments for which market quotations are readily available are valued at market value. Investments for which market quotations are not readily available or are deemed to be unreliable are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the 1940 Act. As permitted by Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the Fund’s valuation designee (“Valuation Designee”) to perform fair value determinations relating to all portfolio investments. The Adviser carries out its designated responsibilities as Valuation Designee through various teams pursuant to the Valuation Policy and Procedures which govern the Valuation Designee’s selection and application of methodologies and independent pricing services for determining and calculating the fair value of portfolio investments. The Valuation Designee will fair value portfolio investments utilizing inputs from various external and internal sources including, but not limited to, independent pricing services, dealer quotation reporting systems, independent third-party valuation firms and proprietary models and information. When determining the fair value of an investment, one or more fair value methodologies may be used. Fair value determinations will be based upon all available factors that the Valuation Designee deems relevant at the time of the determination. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

Forward foreign currency exchange contracts are typically valued at their quoted daily prices obtained from an independent pricing service. The aggregate settlement values and notional amounts of the forward foreign currency exchange contracts and total return swaps will not be recorded in the Consolidated Statement of Assets and Liabilities. However, fluctuations in the value of the forward foreign currency exchange contracts and total return swaps will be recorded in the Consolidated Statement of Assets and Liabilities as an asset or liability and in the Consolidated Statement of Operations as unrealized appreciation or depreciation until terminated.

Fair Value Measurements – In accordance with ASC Topic 820 – Fair Value Measurement and Disclosures, a three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value, as follows:

Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability at the measurement date; and

Level 3 – Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The valuation techniques used by the Fund to measure fair value during the six months ended September 30, 2023 maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities. The following is a summary of the inputs used in valuing the Fund’s investments as of September 30, 2023:

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Bank Loans	$–	$290,415,179	$359,576,362	$649,991,541
Corporate Bonds	–	205,503,835	29,038,522	234,542,357
Convertible Corporate Bonds	–	–	4,934,980	4,934,980
Collateralized Loan Obligations	–	2,682,613	–	2,682,613
Commercial Real Estate Loans	–	29,443,324	–	29,443,324
Equity Interests	–	–	–	–
Short Term Investment	62,899,774	–	–	62,899,774
Total	$62,899,774	$528,044,951	$393,549,864	$984,494,589
Other Financial Instruments*
Assets:
Forward Foreign Currency Contracts	$–	$1,491,292	$–	$1,491,292
Liabilities:
Forward Foreign Currency Contracts	–	(43,331)	–	(43,331)
Total	$–	$1,447,961	$–	$1,447,961

*	Other financial instruments are derivative instruments reflected in the Consolidated Schedule of Investments. The derivatives shown in this table are reported at their unrealized appreciation/ (depreciation) at measurement date, which represents the change in the contracts' value.

The changes of fair value of investments for which the Fund has used Level 3 inputs to determine the fair value are as follows:

	Bank Loans	Corporate Bonds	Convertible Corporate Bonds	Equity Interest	Total
Balance as of December 31, 2022	$216,629,877	–	$4,359,597	$5,132	$220,994,606
Accrued discount/ premium	361,095	22,470	(26,179)	–	357,386
Realized Gain/(Loss)	250,678	–	–	–	250,678
Return of Capital	–	–	–	–	–
Change in Unrealized Appreciation/(Depreciation)	2,483,309	(353,654)	601,562	(5,132)	2,726,085
Purchases	224,996,032	29,369,706		–	254,365,738
Sales Proceeds and Paydowns	(84,913,592)	–	–	–	(84,913,592)
Transfer into Level 3(a)	–	–	–	–	–
Transfer out of Level 3(a)	(231,037)	–	–	–	(231,037)
Balance as of September 30, 2023	$359,576,362	$29,038,522	$4,934,980	$–	$393,549,864
Net change in unrealized appreciation/(depreciation) attributable to Level 3 investments held at September 30, 2023	$1,564,138	$(353,654)	$601,562	$(5,132)	$1,806,914

(a)	Assets were transferred from Level 2 to Level 3 or from Level 3 to Level 2 as a result of changes in levels of liquid market observability when subject to various criteria as discussed above.

The table below provides additional information about the Level 3 Fair Value Measurements as of September 30, 2023:

Quantitative Information about Level 3 Fair Value Measurements.

Asset Class	Fair Value		Valuation Technique	Unobservable Inputs	Minimum		Maximum		Weighted Average
Bank Loans	$274,819,259		Discounted Cash Flow	Discount Rate	7.65%		15.94%		10.84%
Bank Loans	84,757,103	(a)	Transaction Approach	Cost(b)	$97.00		$100.00		$98.46
Bank Loans	–		Recoverability	Estimated Proceeds	$–		$–		$–
Corporate Bond	11,957,052	(a)	Transaction Approach	Cost(b)	$98.00		$98.00		$98.00
Convertible Corporate Bond	4,934,980		Discounted Cash Flow Option Model	Discount Rate Volatility	13.80 75.00	% %	13.80 75.00	% %	13.80 75.00	% %
Corporate Bond	17,081,470		Discounted Cash Flow	Discount Rate	8.31%		12.19%		11.37%
Equity Interests	–		Recoverability	Estimated Proceeds	$–		$–		$–
Total	$393,549,864

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Discount Rate	Decrease	Increase
Volatility	Increase	Decrease
Estimated Proceeds	Increase	Decrease

(a)	The Fund utilized a recent transaction, specifically purchase price, to fair value this security.
(b)	The Fund did not develop the unobservable inputs for the determination of fair value (examples include single broker quotations from pricing services and prior or pending transactions)

The Fund used valuation techniques consistent with the income approach and market approach to determine the fair value of certain Level 3 assets as of September 30, 2023. The valuation techniques utilized by the Fund included discounted cash flows analysis, recoverability, and the option model. The Fund utilized the discounted cash flow analysis to measure fair value of certain of the Fund’s equity and debt investments. The discounted cash flows analysis is a technique whereby future expected cash flows of the underlying investment are discounted to determine a present value using a discount rate. The significant unobservable input used in the discounted cash flows analysis is the discount rate. The Fund also utilized a recoverability approach to measure fair value of certain of the Fund’s equity and debt investments, specifically a liquidation analysis. There are various company specific inputs used in the valuation analysis that relate to the liquidation value of a company’s assets. The significant unobservable input used in the valuation model was estimated proceeds. For certain investments, the Fund used an option model, of which the applicable method is the Black-Scholes Option Pricing Method (“BSM”), to perform valuations. The BSM is a model of price variation over time of financial instruments, such as equity, that is used to determine the price of call or put options. Various inputs are required but the primary unobservable input into the BSM model is the underlying asset volatility.

Generally, new investments not valued by an independent pricing service are held at purchase price initially until the investment has been held by the Fund for a full quarter. Absent a material change to the applicable investment, the Valuation Designee subsequently determines the application of a fair value methodology at the next valuation date.

The carrying and fair value of the Fund's debt obligation as of September 30, 2023, for which the Fund has determined would be categorized as Level 2 in the fair value hierarchy, was $212,600,000.

Securities Transactions, Revenue Recognition and Expenses – The Fund records its investment transactions on a trade date basis. The Fund measures realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, using the specified identification method. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Discount and premium to par value on investments acquired are accreted and amortized, respectively, into interest income over the life of the respective investment using the effective interest method. Loan origination fees, original issue discount and market discount or premium are capitalized and amortized against or accreted into interest income using the effective interest method or straight-line method, as applicable. For the Fund’s investments in revolving bank loans, the cost basis of the investment purchased is adjusted for the cash received for the discount on the total balance committed. The fair value is also adjusted for price appreciation or depreciation on the unfunded portion. Upon prepayment of a loan or debt security, any prepayment premium is recorded as interest income.

Dividend income on preferred equity investments is recorded on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity investments is recorded on the record date for private portfolio companies and on the ex-dividend date for publicly traded portfolio companies. Distributions received from a limited liability company or limited partnership investments are evaluated to determine if the distribution should be recorded as dividend income or a return of capital.

Income from securitization vehicles and investments in the equity class securities of CLO vehicles (typically income notes or subordinated notes) is recorded daily using the effective interest method in accordance with the provisions of ASC 325-40, Beneficial Interests in Securitized Financial Assets, based upon a calculation of the effective yield to the expected redemption date based on an estimate of future cash flows, including those CLO equity investments that have not made their inaugural distribution for the relevant period end. The Fund monitors the expected residual payments, and the effective yield is determined and updated quarterly.

Certain investments may have contractual payment-in-kind (“PIK”) interest or dividends. PIK represents accrued interest or accumulated dividends that are added to the loan principal of the investment on the respective interest or dividend payment dates rather than being paid in cash and generally becomes due at maturity or upon being called by the issuer. PIK is recorded as interest or dividend income, as applicable. If at any point the Fund believes PIK is not expected to be realized, the investment generating PIK will be placed on non-accrual status. Accrued PIK interest or dividends are generally reversed through interest or dividend income, respectively, when an investment is placed on non-accrual status.

Expenses are recorded on an accrual basis.

Foreign Currency Translation – The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. EST).

Foreign Securities – The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Cash and Cash Equivalents – The Fund places its cash with one banking institution, which is insured by the Federal Deposit Insurance Corporation (“FDIC”). The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk. The Fund does not believe that such deposits are subject to any unusual risk associated with investment activities.

Loan Participation and Assignments – The Fund may invest in direct debt instruments, which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of the loans from third parties. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the agent that is selling the loan agreement. When the Fund purchases assignments from lenders they acquire direct rights against the borrower of the loan. The Fund may enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. The Fund will rely on an exemption in Rule 18f-4(e) when entering into unfunded commitment agreements, which includes any commitment to make a loan to a company, including term loans, delayed draw term loans, and revolvers, or to invest equity in a company. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a fee based on the undrawn portion of the underlying line of credit of a floating rate loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. For the period ended September 30, 2023, no penalty fees were received by the Fund. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Consolidated Statement of Operations. At September 30, 2023, the Fund had $48,818,573 at par value in unfunded loan commitments.

Defaulted Securities – The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. As of September 30, 2023, the aggregate value of those securities was $7,894 representing 0.00% of the Fund's net assets. The Fund doesn't accrue income on securities for which income has been deemed uncollectible. Additionally, the Fund provides for losses on interest receivable. Such securities have been identified on the accompanying Consolidated Schedule of Investments.

Distributions to Shareholders – The Fund intends to accrue dividends daily and to distribute as of the last business day of each quarter. Distributions of net capital gains are normally accrued and distributed in December. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Indemnification – The Fund indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on industry experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for federal income taxes is required in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” (more than a fifty percent chance) to be sustained assuming examination by tax authorities. Management has reviewed the tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s 2022 returns.

Commitments and Contingencies – In the normal course of business, the Fund's investment activities involve executions, settlement and financing of various transactions resulting in receivables from, and payables to, brokers, dealers and the Fund's custodian. These activities may expose the Fund to risk in the event that such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business. Consistent with standard business practice, the Fund enters into contracts that contain a variety of indemnifications, and may be engaged from time to time in various legal actions. The maximum exposure of the Fund under these arrangements and activities is unknown. However, the Fund expects the risk of material loss to be remote.

Additionally, from time to time, the Adviser and its affiliates may commit to an investment on behalf of the funds it manages, including the Fund. Certain terms of these investments are not finalized at the time of the commitment and each respective fund's allocation may change prior to the date of funding. In this regard, the Fund may have to fund additional commitments in the future that it is currently not obligated to but may be at a future point in time.

3. DERIVATIVE TRANSACTIONS

The Fund’s investment objectives allow the Fund to enter into various types of derivative contracts such as forward foreign currency contracts. Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward foreign currency exchange contracts are typically valued at their quoted daily prices obtained from an independent pricing service.

The Fund relies on certain exemptions in Rule 18f-4 to enter into derivatives transactions and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Sections 18 of the 1940 Act. Under Rule 18f-4, “derivatives transactions” include the following: (1) any swap, security-based swap, futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; and (3) if the Fund relies on the exemption in Rule 18f-4(d)(1)(ii), reverse repurchase agreements and similar financing transactions. The Fund will rely on an exemption in Rule 18f-4(e) when entering into unfunded commitment agreements, which includes any commitment to make a loan to a company, including term loans, delayed draw term loans, and revolvers, or to invest equity in a company. The Fund will rely on an exemption in Rule 18f-4(f) when purchasing when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non-standard settlement cycle securities, if certain conditions are met.

The Fund operates as a “limited derivatives user” for purposes of the derivatives transactions exemption in Rule 18f-4. To qualify as a limited derivatives user, the Fund’s “derivatives exposure” is limited to 10% of its net assets subject to exclusions for certain currency or interest rate hedging transactions (as calculated in accordance with Rule 18f-4). If the Fund ceases to qualify as a “limited derivatives user” as defined in Rule 18f-4, the rule would, among other things, require the Fund to establish a comprehensive derivatives risk management program, to comply with certain value-at-risk based leverage limits, to appoint a derivatives risk manager and to provide additional disclosure both publicly and to the SEC regarding its derivatives positions.

Forward Foreign Currency Contracts – The Fund engaged in currency transactions with counterparties during the period ended September 30, 2023 to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value or to gain or reduce exposure to certain currencies. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is terminated, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

4. PRINCIPAL RISK FACTORS

In the normal course of business, the Fund invests in financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. The following list is not intended to be a comprehensive listing of all of the potential risks associated with the Fund. For a more comprehensive list of potential risks the Fund may be subject to, please refer to the Fund’s Prospectus and Statement of Additional Information (“SAI”).

Risks Related to an Investment in the Fund

Investment and Market Risk. An investment in the Fund’s common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Fund’s common shares represents an indirect investment in the Fund’s portfolio of debt instruments, other securities, and derivative investments, and the value of these investments may fluctuate, sometimes rapidly and unpredictably. At any point in time an investment in the Fund’s common shares may be worth less than the original amount invested, even after taking into account distributions paid by the Fund and the ability of shareholders to reinvest dividends. The Fund may also use leverage, which would magnify the Fund’s investment, market and certain other risks.

All investments involve risks, including the risk that the entire amount invested may be lost. No guarantee or representation is made that the Fund’s investment objectives will be achieved. The Fund may utilize investment techniques, such as leverage and swaps, which can in certain circumstances increase the adverse impact to which the Fund’s investment portfolio may be subject.

Repurchase Offers Risks. The Fund is an interval fund and, in order to provide liquidity to shareholders, the Fund, subject to applicable law, will conduct repurchase offers of the Fund’s outstanding common shares at NAV, subject to approval of the Board. The Fund believes that these repurchase offers are generally beneficial to the Fund’s shareholders, and repurchases generally will be funded from available cash, cash from the sale of shares or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance.

General Market Conditions Risk. Various sectors of the global financial markets have been experiencing an extended period of adverse conditions. Market uncertainty has increased dramatically, particularly in the United States and Europe, and adverse market conditions have expanded to other markets. These conditions have resulted in disruption of the global credit markets, periods of reduced liquidity, greater volatility, general volatility of credit spreads, an acute contraction in the availability of credit and a lack of price transparency. These volatile and often difficult global credit market conditions have episodically adversely affected the market values of equity, fixed-income and other securities and this volatility may continue and conditions could even deteriorate further. Some of the largest banks and companies across many sectors of the economy in the United States and Europe have declared bankruptcy, entered into insolvency, administration or similar proceedings, been nationalized by government authorities, and/or agreed to merge with or be acquired by other banks or companies that had been considered their peers. The long-term impact of these events is uncertain, but could continue to have a material effect on general economic conditions, consumer and business confidence and market liquidity.

Major public health issues, such as COVID-19, have at times, and may in the future impact the Fund. The COVID-19 pandemic caused substantial market volatility and global business disruption and impacted the global economy in significant and unforeseen ways. Any public health emergency, including the COVID-19 pandemic or any outbreak of other existing or new epidemic diseases or the threat thereof, and the resulting financial and economic market uncertainty, could have a material adverse impact on the Fund or its investments. Moreover, changes in interest rates, travel advisories, quarantines and restrictions, disrupted supply chains and industries, impact on labor markets, reduced liquidity or a slowdown in U.S. or global economic conditions resulting from a future public health crisis may also adversely affect the Fund or its investments. COVID-19, or any other health crisis and the current or any resulting financial, economic and capital markets environment, and future developments in these and other areas present uncertainty and risk with respect to the Fund’s NAV, performance, financial condition, results of operations, ability to pay distributions, make share repurchases and portfolio liquidity, among other factors.

Anti-Takeover Provisions. The Fund’s Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status.

Market Disruptions. The Fund may incur major losses in the event of market disruptions and other extraordinary events in which historical pricing relationships (on which the Sub-Adviser bases a number of its trading positions) become materially distorted. The risk of loss from pricing distortions is compounded by the fact that in disrupted markets many positions become illiquid, making it difficult or impossible to close out positions against which the markets are moving. Market disruptions caused by unexpected political, military and terrorist events may from time to time cause dramatic losses for the Fund and such events can result in otherwise historically low-risk strategies performing with unprecedented volatility and risk.

Highly Volatile Markets. The prices of financial instruments in which the Fund may invest can be highly volatile. The prices of instruments in which the Fund may invest are influenced by numerous factors, including interest rates, currency rates, default rates, governmental policies and political and economic events (both domestic and global). Moreover, political or economic crises, or other events may occur that can be highly disruptive to the markets in which the Fund may invest. In addition, governments from time to time intervene (directly and by regulation), which intervention may adversely affect the performance of the Fund and its investment activities. The Fund is also subject to the risk of a temporary or permanent failure of the exchanges and other markets on which its investments may trade. Sustained market turmoil and periods of heightened market volatility make it more difficult to produce positive trading results, and there can be no assurance that the Fund’s strategies will be successful in such markets.

Credit Facilities. In the event we default under a credit facility or other borrowings, our business could be adversely affected as we may be forced to sell a portion of our investments quickly and prematurely at what may be disadvantageous prices to us in order to meet our outstanding payment obligations and/or support working capital requirements under such borrowing facility, any of which would have a material adverse effect on our business, financial condition, results of operations and cash flows. In addition, following any such default, the agent for the lenders under such borrowing facility could assume control of the disposition of any or all of our assets, including the selection of such assets to be disposed and the timing of such disposition, which would have a material adverse effect on our business, financial condition, results of operations and cash flows.

Shareholders May Experience Dilution. All distributions declared in cash payable to shareholders that are participants in our distribution reinvestment plan will generally be automatically reinvested in our shares. As a result, shareholders that do not participate in our distribution reinvestment plan may experience dilution over time.

Limitation on Liability of Trustees and Officers; Indemnification and Advance of Expenses. Delaware law permits a Delaware statutory trust to include in its declaration of trust a provision to indemnify and hold harmless any trustee or beneficial owner or other person from and against any and all claims and demands whatsoever. Our Declaration of Trust provides that our Trustees will not be liable to us or our shareholders for monetary damages for breach of fiduciary duty as a trustee to the fullest extent permitted by Delaware law. Our Declaration of Trust provides for the indemnification of any person to the full extent permitted, and in the manner provided, by Delaware law. In accordance with the 1940 Act, we will not indemnify certain persons for any liability to which such persons would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Operational Risk. The Fund depends on the Sub-Adviser to develop the appropriate systems and procedures to control operational risk. Operational risks arising from mistakes made in the confirmation or settlement of transactions, from transactions not being properly booked, evaluated or accounted for or other similar disruption in the Fund’s operations, can cause the Fund to suffer financial loss, the disruption of its business, liability to clients or third parties, regulatory intervention or reputational damage. The Fund’s business is highly dependent on its ability to process, on a daily basis, a large number of transactions across numerous and diverse markets. Consequently, the Fund relies heavily on its financial, accounting and other data processing systems. The ability of its systems to accommodate an increasing volume of transactions could also constrain the Fund’s abilities to properly manage its portfolios. Shareholders are generally not notified of the occurrence of an error or the resolution of any error. Generally, the Sub-Adviser and its affiliates will not be held accountable for such errors, and the Fund may bear losses resulting from such errors.

Allocation Risk. The ability of the Fund to achieve its investment objective depends, in part, on the ability of the Sub-Adviser to allocate effectively the Fund’s assets among the various asset types in which the Fund invests and, with respect to each such asset class, among debt securities. There can be no assurance that the actual allocations will be effective in achieving the Fund’s investment objective or delivering positive returns.

Issuer Risk. The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of an issuer’s securities that are held in the Fund’s portfolio may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Management Risk. The net asset value of the Fund changes daily based on the performance of the securities in which it invests. The Sub-Adviser’s judgments about the attractiveness, value and potential appreciation of a particular sector and securities in which the Fund invests may prove to be incorrect and may not produce the desired results.

Correlation Risk. The Fund seeks to produce returns that are less correlated to the broader financial markets. Although the prices of equity securities and fixed-income securities, as well as other asset classes, often rise and fall at different times so that a fall in the price of one may be offset by a rise in the price of the other, in down markets the prices of these securities and asset classes can also fall in tandem. Because the Fund allocates its investments among different asset classes, the Fund is subject to correlation risk.

Distribution Policy Risk. The Fund’s distribution policy is to make quarterly distributions to shareholders. All or a portion of a distribution may consist solely of a return of capital (i.e. from your original investment) and not a return of net profit. Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares.

Risks Related to the Fund’s Investments

Loans Risk. Under normal market conditions, the Fund will invest in loans. The loans that the Fund may invest in include loans that are first lien, second lien, third lien or that are unsecured. In addition, the loans the Fund will invest in will usually be rated below investment grade or may also be unrated. Loans are subject to a number of risks described elsewhere in this Prospectus, including credit risk, liquidity risk, below investment grade instruments risk and management risk.

Investments in Bank Loans and Participations. The investment portfolio of the Fund may include bank loans and participations. The special risks associated with investing in these obligations include: (i) the possible invalidation of an investment transaction as a fraudulent conveyance under relevant creditors’ rights laws; (ii) environmental liabilities that may arise with respect to collateral securing the obligations; (iii) adverse consequences resulting from participating in such instruments with other institutions with lower credit quality; (iv) limitations on the ability of the Fund or the Sub- Adviser to directly enforce any of their respective rights with respect to participations; and (v) generation of income that is subject to U.S. federal income taxation as income effectively connected with a U.S. trade or business.

Senior Loans Risk. Senior secured loans are usually rated below investment-grade or may also be unrated. As a result, the risks associated with senior secured loans are similar to the risks of below investment-grade fixed income instruments, although senior secured loans are senior and secured in contrast to other below investment-grade fixed income instruments, which are often subordinated or unsecured. Investment in senior secured loans rated below investment-grade is considered speculative because of the credit risk of their issuers. There may be less readily available and reliable information about most senior secured loans than is the case for many other types of securities. As a result, the Sub-Adviser will rely primarily on its own evaluation of a borrower’s credit quality rather than on any available independent sources. Therefore, the Fund will be particularly dependent on the analytical abilities of the Sub-Adviser.

In general, the secondary trading market for senior secured loans is not well developed. No active trading market may exist for certain senior secured loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell senior secured loans quickly or at a fair price. To the extent that a secondary market does exist for certain senior secured loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Subordinated Loans or Securities. Certain of the Fund’s investments may consist of loans or securities, or interests in pools of securities that are subordinated or may be subordinated in right of payment and ranked junior to other securities issued by, or loans made to obligors. If an obligor experiences financial difficulty, holders of its more senior securities will be entitled to payments in priority to the Fund. Some of the Fund’s asset-backed investments may also have structural features that divert payments of interest and/or principal to more senior classes of loans or securities backed by the same assets when loss rates or delinquency exceeds certain levels. This may interrupt the income the Fund receives from its investments, which may lead to the Fund having less income to distribute to investors.

In addition, many of the obligors are highly leveraged and many of the Fund’s investments will be in securities which are unrated or rated below investment-grade. Such investments are subject to additional risks, including an increased risk of default during periods of economic downturn, the possibility that the obligor may not be able to meet its debt payments and limited secondary market support, among other risks.

Loans to Private Companies. Loans to private and middle-market companies involves risks that may not exist in the case of large, more established and/or publicly traded companies.

Below Investment Grade, or High-Yield, Instruments Risk. The Fund anticipates that it may invest substantially all of its assets in instruments that are rated below investment grade. Below investment grade instruments are commonly referred to as “junk” or high-yield instruments and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Lower grade instruments may be particularly susceptible to economic downturns, which could adversely affect the ability of the issuers of such instruments to repay principal and pay interest thereon, increase the incidence of default for such instruments and severely disrupt the market value of such instruments.

Valuation Risk. Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for most of the Fund’s investments to trade. The Fund’s investments generally trade on an “over-the-counter” market which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of loans or fixed-income instruments may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. In addition, other market participants may value securities differently than the Fund. As a result, the Fund may be subject to the risk that when an instrument is sold in the market, the amount received by the Fund is less than the value of such loans or fixed-income instruments carried on the Fund’s books.

Liquidity Risk. To the extent consistent with the applicable liquidity requirements for interval funds under Rule 23c-3 of the 1940 Act, the Fund may invest in securities that, at the time of investment, are illiquid (determined using the SEC’s standard applicable to registered investment companies, i.e., securities that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). However, securities that cannot be disposed of within seven days due solely to applicable laws or the Sub-Adviser’s compliance policies and procedures will not be subject to the limitations set forth above. The Fund may also invest in restricted securities. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities.

Temporary Defensive Strategies. From time to time, the Fund may temporarily depart from its principal investment strategies as a defensive measure when the Sub-Adviser anticipates unusual market or other conditions. When a temporary defensive posture is believed by the Sub-Adviser to be warranted (“temporary defensive periods”), the Fund may without limitation hold cash or invest its Managed Assets in money market instruments and repurchase agreements in respect of those instruments. The money market instruments in which the Fund may invest are obligations of the U.S. government, its agencies or instrumentalities; commercial paper rated A-1 or higher by S&P or Prime-1 by Moody’s; and certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation. During temporary defensive periods, the Fund may also invest to the extent permitted by applicable law in shares of money market mutual funds. Money market mutual funds are investment companies and the investments in those companies by the Fund are in some cases subject to applicable law. To the extent that the Fund invests defensively, it may not achieve its investment objective.

Credit Risk. Credit risk is the risk that one or more loans in the Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the instrument experiences a decline in its financial status. While a senior position in the capital structure of a Borrower or issuer may provide some protection with respect to the Fund’s investments in certain loans, losses may still occur because the market value of loans is affected by the creditworthiness of Borrowers or issuers and by general economic and specific industry conditions and the Fund’s other investments will often be subordinate to other debt in the issuer’s capital structure. To the extent the Fund invests in below investment grade instruments, it will be exposed to a greater amount of credit risk than a fund which invests in investment grade securities. The prices of lower grade instruments are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade instruments. Instruments of below investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default. In addition, the Fund may enter into credit derivatives which may expose it to additional risk in the event that the instruments underlying the derivatives default.

Interest Rate Risk. The fixed-income instruments that the Fund may invest in are subject to the risk that market values of such securities will decline as interest rates increase. These changes in interest rates have a more pronounced effect on securities with longer durations. Typically, the impact of changes in interest rates on the market value of an instrument will be more pronounced for fixed-rate instruments, such as most corporate bonds, than it will for floating rate instruments. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund’s NAV. After a period of historically low interest rates, the Federal Reserve has raised, and has indicated its intent to continue raising, certain benchmark interest rates. It cannot be predicted with certainty when, or how, these policies will change, but actions by the Federal Reserve and other central bankers may have a significant effect on interest rates and on the U.S. and world economies generally. Market volatility, rising interest rates, uncertainty around interest rates and/or unfavorable economic conditions could adversely affect our business.

Transition from LIBOR Risk. Although the London Interbank Offered Rate (“LIBOR”) is no longer published as of June 30, 2023, certain securities and financial instruments that the Fund may hold may include a synthetic LIBOR reference rate. The Financial Conduct Authority (the "FCA") has announced that it will require the publication of synthetic LIBOR for the one-month, three-month and six-month USD LIBOR settings through at least September 30, 2024 on the basis of a changed methodology (the "synthetic LIBOR"). However, the synthetic LIBOR has been designated by the FCA as unrepresentative of the underlying market that it seeks to measure and is solely available for use in legacy transactions. No assurances can be given that the use of such a synthetic LIBOR reference rate will have the intended effects.

The elimination of LIBOR and transition to other reference rates, or any other changes or reforms to the determination or supervision of reference rates, could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect Fund performance and/or NAV. Uncertainty and risk still remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may still lead to increased volatility and illiquidity in markets that have historically been tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting Fund performance. Furthermore, the risks associated with the discontinuation of LIBOR and transition to alternative rates may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. The ultimate impact of the discontinuance of LIBOR on the Fund remains uncertain and may result in losses to the Fund.

The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing the Secured Overnight Financing Rate (referred to as “SOFR”), which is their preferred alternative rate for U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are in the process of developing in response to these new rates. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate, the Sterling Overnight Interbank Average Rate and SOFR, there has been no global consensus as to an alternative rate and the process for amending existing contracts or instruments to transition away from LIBOR remains incomplete.

Structured Products Risk. The Fund may invest up to 30% of its Managed Assets in structured products, including CLOs, floating rate mortgage-backed securities and credit linked notes. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk.

Covenant-Lite Loans Risk. Covenant-lite loans contain fewer maintenance covenants than other types of loans, or no maintenance covenants, and may not include terms that allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. Covenant-lite loans may carry more risk than traditional loans as they allow individuals and corporations to engage in activities that would otherwise be difficult or impossible under a covenant-heavy loan agreement. In the event of default, covenant-lite loans may exhibit diminished recovery values as the lender may not have the opportunity to negotiate with the borrower prior to default.

CDO Securities. Collateralized debt obligation (“CDO”) securities generally are limited-recourse obligations of the issuer thereof payable solely from the underlying securities of such issuer or proceeds thereof. Consequently, holders of CDO securities must rely solely on distributions on the underlying securities or proceeds thereof for payment in respect thereof. If distributions on the underlying securities are insufficient to make payments on the CDO securities, no other assets will be available for payment of the deficiency and following realization of the underlying assets, the obligations of such issuer to pay such deficiency will be extinguished. Such underlying securities may consist of high-yield debt securities, loans, structured finance securities and other debt instruments, generally rated below investment-grade (or of equivalent credit quality) except for structured finance securities. High-yield debt securities are generally unsecured (and loans may be unsecured) and may be subordinated to certain other obligations of the issuer thereof. The lower rating of high-yield debt securities and below investment-grade loans reflects a greater possibility that adverse changes in the financial condition of an issuer or in general economic conditions or both may impair the ability of the issuer to make payments of principal or interest. Such investments may be speculative.

Privacy and Data Security Laws. Many jurisdictions in which the Fund and its portfolio companies operate have laws and regulations relating to data privacy, cyber security and protection of personal information, including the General Data Protection Regulation (“GDPR”) in the European Union that went into effect in May 2018 and the California Consumer Privacy Act (“CCPA”) that took effect in January 2020 and provides for enhanced consumer protections for California residents, a private right of action for data breaches and statutory fines for data breaches or other CCPA violations. If the Fund or the Sub-Adviser fail to comply with the relevant laws and regulations, it could result in regulatory investigations and penalties, which could lead to negative publicity and may cause investors and clients to lose confidence in the effectiveness of the Fund’s security measures.

Leverage Risk. Under current market conditions, the Fund generally intends to utilize leverage in an amount up to 33 1/3% of the Fund’s Managed Assets principally through Borrowings. In the future, the Fund may elect to utilize leverage in an amount up to 50% of the Fund’s total assets through the issuance of Preferred Shares. Leverage may result in greater volatility of the net asset value and distributions on the common shares because changes in the value of the Fund’s portfolio investments, including investments purchased with the proceeds from Borrowings or the issuance of Preferred Shares, if any, are borne entirely by common shareholders.

Derivatives Risk. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks, such as liquidity risk (which may be heightened for highly-customized derivatives), interest rate risk, market risk, credit risk, leveraging risk, counterparty risk, tax risk, and management risk, as well as risks arising from changes in applicable requirements. They also involve the risk of mispricing, the risk of unfavorable or ambiguous documentation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund’s use of derivatives may increase or accelerate the amount of taxes payable by Common Shareholders.

The Fund relies on certain exemptions in Rule 18f-4 to enter into derivatives transactions and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Under Rule 18f-4, “derivatives transactions” include the following: (1) any swap, security-based swap, futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; and (3) if the Fund relies on the exemption in Rule 18f-4(d)(1)(ii), reverse repurchase agreements and similar financing transactions. The Fund will rely on a separate exemption in Rule 18f-4(e) when entering into unfunded commitment agreements, which includes any commitment to make a loan to a company, including term loans, delayed draw term loans, and revolvers, or to invest equity in a company. To rely on the unfunded commitment agreements exemption, the Fund must reasonably believe, at the time it enters into such agreement, that it will have sufficient cash and cash the equivalents to meet its obligations with respect to all of its unfunded commitment agreements, in each case as they come due. The Fund will rely on the exemption in Rule 18f-4(f) when purchasing when-issued or forward-settling securities (e.g., firm and standby commitments, including TBA commitments, and dollar rolls) and non-standard settlement cycle securities, if certain conditions are met.

The Fund intends to operate as a “limited derivatives user” for purposes of the derivatives transactions exemption in Rule 18f-4. To qualify as a limited derivatives user, the Fund’s “derivatives exposure” is limited to 10% of its net assets subject to exclusions for certain currency or interest rate hedging transactions (as calculated in accordance with Rule 18f-4). Unless the Fund qualifies as a “limited derivatives user” as defined in Rule 18f-4, the rule would, among other things, require the Fund to establish a comprehensive derivatives risk management program, to comply with certain value-at-risk based leverage limits, to appoint a derivatives risk manager and to provide additional disclosure both publicly and to the SEC regarding its derivatives positions.

Inflation/Deflation Risk. Inflation risk is the risk that the value of certain assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the shares and distributions on the shares can decline.

In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to shareholders. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund’s portfolio.

Due to global supply chain disruptions, a rise in energy prices, strong consumer demand as economies continue to reopen and other factors, inflation has accelerated in the U.S. and globally. Recent inflationary pressures have increased the costs of labor, energy and raw materials and have adversely affected consumer spending, economic growth and portfolio companies’ operations. If such portfolio companies are unable to pass any increases in their costs of operations along to their customers, it could adversely affect their operating results and impact their ability to pay interest and principal on their loans, particularly if interest rates rise in response to inflation. In addition, any projected future decreases in a portfolio companies’ operating results due to inflation could adversely impact the fair value of those investments. Any decreases in the fair value of our investments could result in future realized or unrealized losses and therefore reduce our net assets resulting from operations.

Additionally, the Federal Reserve has raised, and has indicated its intent to continue raising, certain benchmark interest rates in an effort to combat inflation. As such, inflation may continue in the near to medium-term, particularly in the U.S., with the possibility that monetary policy may tighten in response.

Non-U.S. Instruments Risk. The Fund may invest in non-U.S. Instruments. Non-U.S. investments involve certain risks not typically associated with investing in the United States. Generally, there is less readily available and reliable information about non-U.S. issuers or Borrowers due to less rigorous disclosure or accounting standards and regulatory practices. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, as many external debt obligations bear interest at rates which are adjusted based upon international interest rates. Because non-U.S. Instruments may trade on days when the Fund’s common shares are not priced, the Fund’s NAV may change at times when common shares cannot be sold.

Foreign Currency Risk. Because the Fund may invest its Managed Assets in securities or other instruments denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of instruments held by the Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of instruments denominated in such currencies, which means that the Fund’s NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. The Sub-Adviser may, but is not required to, elect for the Fund to seek to protect itself from changes in currency exchange rates through hedging transactions depending on market conditions. The Fund may incur costs in connection with the conversions between various currencies. In addition, certain countries may impose foreign currency exchange controls or other restrictions on the repatriation, transferability or convertibility of currency.